UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, Scott M. Custer joined Live Oak Banking Company (the “Bank”) as President.  As part of the reorganization, Neil Underwood remains President of Live Oak Bancshares, Inc. (the “Company”), parent company of the Bank.  As of May 9, 2017, the Company no longer has a designated Chief Operating Officer.  With Mr. Underwood focusing on the Company’s strategic technology development, Mr. Custer and Gregory B. Thompson, Chief Operating Officer of the Bank, will focus on the Bank as it expands into new industries, products and solutions to support its growing small business customer base.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)    The 2017 Annual Meeting of Shareholders (the "Annual Meeting") of the Company was held on May 9, 2017. On March 10, 2017, the record date for the Annual Meeting, 29,850,813 shares of the Company’s voting common stock were issued and outstanding, of which 26,885,743 were present for purposes of establishing a quorum.
(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)
Shareholders elected William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, Howard K. Landis III, David G. Lucht, James S. Mahan III, Miltom E. Petty, Jerald L. Pullins, Neil L. Underwood and William L. Williams III to the Board of Directors for terms of one year; and

(2)	Shareholders ratified Dixon Hughes Goodman LLP as the Company’s independent auditors for 2017.
Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	For	Against	Withheld/ Abstain	Broker Non-Votes
Election of Directors
William H. Cameron	21,149,074	—	1,503,361	4,233,308
Diane B. Glossman	21,180,047	—	1,472,388	4,233,308
Glen F. Hoffsis	21,198,067	—	1,454,368	4,233,308
Howard K. Landis III	21,199,277	—	1,453,158	4,233,308
David G. Lucht	22,561,891	—	90,544	4,233,308
James S. Mahan III	22,580,223	—	72,212	4,233,308
Miltom E. Petty	22,584,945	—	67,490	4,233,308
Jerald L. Pullins	22,583,643	—	68,792	4,233,308
Neil L. Underwood	22,577,923	—	74,512	4,233,308
William L. Williams III	22,571,648	—	80,787	4,233,308
Ratification of the Selection of Dixon Hughes Goodman LLP as Independent Auditors of the Company for 2017	26,687,509	173,544	24,690	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 15, 2017